U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2005

SULPHCO, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-27599	88-0224817
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

850 Spice Islands Drive, Sparks, NV 89431
(Address of principal executive offices)

Registrant’s telephone number, including area code: (775)-829-1310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          Effective May 17, 2005, the Board of Directors appointed Dr. Raad Alkadiri as director of SulphCo, Inc. (the “Company”), to serve until the next Annual Meeting of Stockholders, and until his successor is appointed.

          In connection with Dr. Alkadiri’s appointment to the Board of Directors the Company has agreed to grant him 50,000 shares of common stock.

          Effective May 17, 2005, the Company entered into a consulting agreement with PFC Energy, Inc., under which PFC has agreed to provide strategic advisory services to the Company from time to time until December 31, 2005. The consulting agreement provides for a fixed consulting fee of $100,000.  Dr. Alkidiri is employed by PFC as Director of the Markets and Countries Group.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SULPHCO, INC. (Registrant)

Date: May 23, 2005	/s/ Rudolf W. Gunnerman
Rudolf W. Gunnerman, Chairman and Chief Executive Officer

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